Junior Subordinated Debentures (FY)	12 Months Ended
Dec. 31, 2019
Junior Subordinated Debentures [Abstract]
Junior Subordinated Debentures
Note 10 – Junior Subordinated Debentures

On March 17, 2004, the Company issued $6.0 million of Floating Rate Junior Subordinated Debentures (the "Debentures") in a private placement to a trust that was capitalized to purchase subordinated debt and preferred stock of multiple community banks. Interest on the Debentures is payable quarterly at a rate per annum equal to the 3-Month LIBOR plus 2.54%. The interest rate is determined as of each March 17, June 17, September 17, and December 17, and was 4.44% at December 31, 2019. On October 16, 2014, the Company made payments of $900 thousand of principal on Debentures, executed a Supplemental Indenture for the Debentures that extended the maturity of the Debentures to March 17, 2024, and modified the payment terms of the remaining $5.1 million principal amount thereof. The modified terms of the Debentures require quarterly payments of interest only through March 2019 at the original rate of 3-Month LIBOR plus 2.54%. Starting in June 2019, the Company is required to make quarterly payments of equal amounts of principal, plus interest, until the Debentures are fully amortized on March 17, 2024. During 2019, the Company paid $765 thousand of scheduled principal. The Debentures may be called for redemption at any time by the Company.

Scheduled principal repayments of junior subordinated debentures over the next five years are as follows:

Amount
(In thousands)
2020	$1,020
2021	1,020
2022	1,020
2023	1,020
2024	255
$4,335